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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                               Amendment No. 1 to

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 17, 1998


                         PHILIP MORRIS COMPANIES INC.

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            (Exact name of registrant as specified in its charter)


         Virginia                       1-8940                     13-3260245

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     (State or other                  (Commission               (IRS Employer
      jurisdiction                    File Number)          Identification No.)
    of incorporation)

120 Park Avenue, New York, New York                             10017-5592

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(Address of principal                                           (Zip Code)
executive offices)

Registrant's telephone number, including area code  (212) 880-5000
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         (Former name or former address, if changed since last report)
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Item 5. Other Events.

        The Current Report on Form 8-K, dated January 28, 1998, of Philip Morris Companies Inc. (the "Company") inadvertently omitted the name of the Company's independent public accountants from such accountants' report on the financial statements included therein. This Amendment is being filed solely to correct such omission. See Exhibit 99 hereto. No other change is effected by this Amendment.

Item 7. Financial Statements and Exhibits.

         (c)  Exhibits

                     23.  Consent of independent accountants.

                     99.  Report of independent accountants.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        PHILIP MORRIS COMPANIES INC.

BY      /s/ LOUIS C. CAMILLERI
        Senior Vice President and
        Chief Financial Officer

DATE    February 17, 1998


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                                 EXHIBIT INDEX

Exhibit No.
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23.  Consent of independent accountants.

99.  Report of independent accountants.